                                                                    EXHIBIT 23.5



                         Independent Auditors' Consent


The Board of Directors and Stockholders
Roosevelt Financial Group, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                       /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
April 9, 1997